UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 26, 2019

CERECOR INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-37590		45-0705648
(Commission File Number)		(IRS Employer Identification No.)

540 Gaither Road, Suite 400, Rockville, Maryland 20850 (Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 27, 2019, Cerecor Inc. (the “Company”) notified Nasdaq that as a result of Isaac Blech’s resignation from the Company’s Board of Directors (the “Board”) and all committees of the Board including the Compensation and Nominating and Corporate Governance Committees, effective immediately, as described in Item 5.02 of this Current Report on Form 8-K, the Company was no longer in compliance with Nasdaq Listing Rule 5605(b)(1), which requires the Company’s Board be comprised of a majority of independent directors. The resignation of Mr. Blech has left the Board with three independent directors, and three non-independent directors, under Nasdaq Listing Rules.

Pursuant to Nasdaq Listing Rule 5605(b)(1)(A), the Company is entitled to a cure period to regain compliance with Listing Rule 5605(b)(1), which cure period will expire upon (1) the earlier of the Company’s next annual stockholders’ meeting; or (2) if the next annual stockholders meeting is held on or before September 23, 2019, then the Company must evidence compliance no later than September 23, 2019.

On March 28, 2019, Nasdaq issued a letter to the Company confirming the Company’s noncompliance with the majority independence requirements of Nasdaq Listing Rule 5605(b)(1) as a result of Mr. Blech’s resignation and the cure period by which the Company must regain compliance under Nasdaq Listing Rule 5605(b)(1)(A).

The Board intends to conduct a director search process and expects to be compliant with the majority independence requirements of Nasdaq Listing Rule 5605(b)(1) by or before the end of the cure period.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 3.01 of this Current Report on Form 8-K, on March 26, 2019, Isaac Blech informed the Company of his decision to resign from the Board and all committees of the Board that he served including the Compensation and Nominating and Corporate Governance Committees, effective immediately. Mr. Blech did not resign due to any disagreement with the Company or its management.

Simon Pedder, a current independent director on the Board, will replace Mr. Blech as the Company’s Lead Independent Director and as the Chair of the Board’s Nominating and Corporate Governance Committee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cerecor Inc.

Date: March 29, 2019	/s/ Joseph M. Miller
Joseph M. Miller
Chief Financial Officer

3